UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CBRE Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 17, 2019 CBRE GROUP, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 19, 2019 Date: May 17, 2019 Time: 8:00 a.m. (Central Time) Location: 2121 North Pearl Street Dallas, Texas 75201 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain CBRE GROUP, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 E69715-P21980-Z74663

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E69716-P21980-Z74663

Voting Items The Board of Directors recommends you vote FOR the following proposal: 1. Elect Directors Nominees: 1a. Brandon B. Boze 1b. Beth F. Cobert 1c. Curtis F. Feeny 1d. Reginald H. Gilyard 1e. Shira D. Goodman 1f. Christopher T. Jenny 1g. Gerardo I. Lopez 1h. Robert E. Sulentic 1i. Laura D. Tyson 1j. Ray Wirta 1k. Sanjiv Yajnik The Board of Directors recommends you vote FOR the following proposals: 2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2019. 3. Advisory vote to approve named executive officer compensation for 2018. 4. Approve the 2019 Equity Incentive Plan. The Board of Directors recommends you vote AGAINST the following proposals: 5. Stockholder proposal regarding revisions to the company’s proxy access by-law. 6. Stockholder proposal requesting that the Board of Directors prepare a report on the impact of mandatory arbitration policies. NOTE: To transact any other business properly introduced at the Annual Meeting. E69717-P21980-Z74663

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